UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2013

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 13, 2013, JDS Uniphase Corporation (“JDSU,” also referred to as “the Company”) filed a Current Report on Form 8-K disclosing that JDSU had completed its acquisition of Arieso Limited (“Arieso”), a privately-held company based in the United Kingdom, effective March 7, 2013.  JDSU is filing this Amendment No. 1 on Form 8-K/A to amend the Current Report on Form 8-K referenced above to provide the financial statements of Arieso and the pro forma financial information giving effect to the acquisition as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

The audited consolidated financial statements of Arieso, which comprise the consolidated balance sheets as of December 31, 2012, December 31, 2011 and January 1, 2011, and the related consolidated income statements, the consolidated statements of comprehensive income, the consolidated statements of changes in equity and consolidated statements of cash flows for each of the two years in the period ended December 31, 2012 and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. Such consolidated financial statements of Arieso were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

The consent of Grant Thornton UK LLP, Arieso’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended June 30, 2012 and for the six months ended December 29, 2012, and the unaudited pro forma condensed combined balance sheet as of December 29, 2012, and the notes related thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)   Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton UK LLP*
99.1	Audited consolidated financial statements of Arieso for the years ended December 31, 2012 and 2011, and the notes related thereto*
99.2

Unaudited pro forma condensed combined statements of operations for the year ended June 30, 2012 and for the six months ended December 29, 2012 and the unaudited pro forma condensed combined balance sheet as of December 29, 2012, and the notes related thereto*

*Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

	By:	/s/ REX S. JACKSON
Rex S. Jackson
Executive Vice President and Chief Financial Officer and Principal Accounting Officer

May 20, 2013